                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3657

                      Scudder State Tax-Free Income Series
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder New York Tax-Free Income Fund

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder New York Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.99%	6.01%	4.56%	5.10%
Class B	1.22%	5.17%	3.69%	4.25%(a)
Class C	1.24%	5.20%	3.74%	4.25%(a)
Lehman Brothers Municipal Bond Index++	3.14%	6.49%	5.32%	5.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 10.88	$ 10.90	$ 10.88
8/31/02	$ 11.12	$ 11.13	$ 11.11
Distribution Information: Twelve Months: Income Dividends	$ .46	$ .37	$ .37
August Income Dividend	$ .0385	$ .0310	$ .0311
SEC 30-day Yield+	3.40%	2.72%	2.72%
Tax Equivalent Yield+	5.67%	4.53%	4.53%
Current Annualized Distribution Rate+ (based on Net Asset Value)	4.25%	3.41%	3.43%

+ The SEC yield is net investment income per share earned over the month ended August 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - New York Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	69	of	106	65
3-Year	32	of	94	34
5-Year	23	of	83	28
10-Year	14	of	41	34

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder New York Tax-Free Income Fund - Class A(c) [] Lehman Brothers Municipal Bond Index++

Yearly periods ended August 31

Comparative Results (Adjusted for Sales Charge)
Scudder New York Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,740	$11,377	$11,933	$15,710
	Average annual total return	-2.60%	4.40%	3.60%	4.62%
Class B(c)	Growth of $10,000	$9,828	$11,432	$11,887	$15,157
	Average annual total return	-1.72%	4.56%	3.52%	4.25%(a)
Class C(c)	Growth of $10,000	$10,022	$11,528	$11,894	$15,004
	Average annual total return	.22%	4.85%	3.53%	4.14%(a)
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,314	$12,074	$12,957	$17,644
	Average annual total return	3.14%	6.49%	5.32%	5.84%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder New York Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least 2 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Although the Fund seeks income that is federally tax free, a portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class S

Class S is not available to new investors.

Average Annual Total Returns
Scudder New York Tax-Free Income Fund	1-Year	Life of Class*
Class S	2.15%	5.18%
Lehman Brothers Municipal Bond Index++	3.14%	5.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/03	$ 10.88
8/31/02	$ 11.12
Distribution Information: Twelve Months: Income Dividends	$ .48
August Income Dividend	$ .0404
SEC 30-day Yield+	3.74%
Tax Equivalent Yield+	6.23%
Current Annualized Distribution Rate+	4.46%

+ The SEC yield is net investment income per share earned over the month ended August 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - New York Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	106	55

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder New York Tax-Free Income Fund - Class S [] Lehman Brothers Municipal Bond Index++

Comparative Results
Scudder New York Tax-Free Income Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,215	$11,178
	Average annual total return	2.15%	5.18%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,314	$11,303
	Average annual total return	3.14%	5.82%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class S

* On June 18, 2001, the Fund commenced Class S shares. Index returns begin June 30, 2001.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least 2 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Although the Fund seeks income that is federally tax free, a portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) SCUDDER for the Fund's most up-to-date performance. On the Web, go to myScudder.com.

Portfolio Management Review

Scudder New York Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder New York Tax-Free Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 2000.

• Over 27 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1999.

• Over 17 years of investment industry experience.

Eleanor R. Brennan

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1999.

• Over 17 years of investment industry experience.

• MS, Drexel University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder New York Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended August 31, 2003?

A: The fiscal year was marked by a good deal of volatility in both Treasury and municipal bonds. Overall, for the one-year period ended August 31, 2003, the municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 3.14%.1 The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 4.36%.2

1 The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

In the fourth quarter of 2002, stocks and lower-quality bonds staged a rally on the heels of the Federal Reserve Board's decision to lower the federal funds rate by 50 basis points on November 6. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest to stocks and lower-quality, higher-yielding bonds. In the first quarter of 2003, concerns about the US economy, corporate earnings, tensions in Iraq and then the escalation to the war with Iraq led investors to flock to the relative stability of both tax-free and taxable bonds vs. stocks. However, these markets shifted back once again in the second quarter, as these concerns began to diminish, the economy started to show some signs of recovery and the US government declared an end to active combat in the Iraqi war. In this environment, investors began to slowly reestablish their positions in stocks, and favored bonds less.

Throughout much of the period, overall demand for municipal bonds remained solid among individual and institutional buyers. At the same time, the introduction of new municipal bonds continued to be heavy, as states issued more debt to make up for revenue shortfalls and to refinance old debt at lower rates.

Q: How did interest rates and municipal bond yields react for the fiscal period?

A: The Federal Reserve Board reduced the federal funds rate, a benchmark for the market's interest rate levels, twice during the period. The rate was first reduced by a half of a percentage point in November 2002. Then it was cut again by a quarter of a percentage point to 1% in June.

As a result, rates on both taxable and municipal bonds rested at historical lows for much of the period, and the municipal bond yield curve remained quite steep by historical standards. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases, while a flattening of the curve indicates the reverse.

In June, however, it appeared that the Fed's viewpoint on the US economy had improved. The Fed's improved perspective surprised the market and meant that the Fed did not decrease the federal funds rate by as much as the market had been predicting. This rosier outlook helped to improve stock favor among investors. As a result, investors moved money out of bonds, driving the prices on bonds lower due to the lower demand. Since bond rates move inthe opposite direction from prices, bond rates increased quickly in the final two months of the period.

Municipal bond yield curve

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder New York Tax-Free Income Fund perform for the one-year period ended August 31, 2003?

A: Scudder New York Tax-Free Income Fund posted positive absolute results for the period, but its relative performance lagged. The fund's total cumulative return of 1.99% (Class A shares, unadjusted for sales charge) lagged the 2.21% gain by its average peer in the Lipper New York Municipal Debt Funds category.3 The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, rose 3.14% for the period. (Please see pages 3 through 7 for performance of other share classes.)

3 The Lipper New York Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in New York.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: Overall, in the course of the period, we continued to focus on investing in high-quality issues. At the end of the fiscal year, the fund had more than 73% of assets invested in issues with credit ratings of AA or above. We believe that focus on higher-quality securities helped, particularly during portions of the period when investors were concerned about the struggling US economy and the Iraqi war.

Throughout the period, our credit selection was solid, but our exposure to five- to 10-year bonds held back returns. We had prepared for the possibility of underperformance in this area of the municipal bond yield curve by neutralizing that overweight in 10-year bonds through hedging techniques. We also purchased 15- to 20-year bonds, while keeping the fund's duration neutral. The fund's exposure to noncallable bonds held back performance since these securities, which are more price sensitive, were hurt during periods when the municipal bond market was down. Although this positioning held back performance in the first half of 2003, it helped the fund bounce back in July and August, as the yield curve steepened.

Q: Will you explain your views on New York's economy and the municipal bond market during the period?

A: In the period, states throughout the US continued to experience budgetary constraints as a result of the last few years of a faltering US economy. New York's economy was especially hard hit because its reliance on the financial services sector is higher than the national average, and it has continued to experience the effects of September 11. However, the improvement we saw in the equity markets in the second quarter of 2003 bodes well for the state's economy, particularly its financial services sector. In addition, the state did approve a 2004 budget in the period. Because of its deficit, the state will have to rely on debt refinancing and the possible issuance of bonds backed by expected tobacco-settlement payments.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Portfolio Composition	8/31/03	8/31/02

Revenue Bonds	56%	60%
US Government Secured	11%	5%
General Obligation Bonds	33%	35%
	100%	100%

Quality	8/31/03	8/31/02

AAA	60%	64%
AA	13%	10%
A	17%	18%
BBB	4%	3%
Not Rated	6%	5%
	100%	100%

Effective Maturity	8/31/03	8/31/02

1-10 years	65%	59%
11-20 years	27%	35%
21+ years	8%	6%
	100%	100%

Interest Rate Sensitivity	8/31/03	8/31/02

Average Maturity	10.1 years	10.6 years
Duration	6.5 years	7.6 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2003

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
New York 89.6%
Albany County, Airport Revenue, 5.5%, 12/15/2019	1,000,000	1,041,140
Albany County, Airport Revenue, AMT, 5.375%, 12/15/2017	1,000,000	1,059,510
Albany, NY, Other GO, 7.0%, 1/15/2008 (b)	10,000	10,097
Battery Park, NY, Battery Park City Authority, Prerefunded, 8.625%, 6/1/2023	10,000	11,225
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,076,840
Buffalo, NY, Core City GO, 5.375%, 2/1/2016 (b)	1,020,000	1,098,479
Buffalo, NY, Other GO, School Improvement, Series D, 5.5%, 12/15/2015 (b)	1,000,000	1,096,060
Buffalo, NY, State Agency (GO) Lease, Public Improvement, Series D, 5.75%, 12/1/2012	1,000,000	1,127,650
Chautauqua County, County GO:
ETM, 7.3%, 4/1/2008 (b)	575,000	691,863
ETM, 7.3%, 4/1/2009 (b)	575,000	703,317
Erie County, County GO, Public Improvement, 6.125%, 1/15/2012 (b)	590,000	687,380
Glen Cove, NY, Senior Care Revenue, Housing Authority, The Mayfair at Glen Cove, AMT, 8.25%, 10/1/2026	1,475,000	1,561,479
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	4,000,000	4,629,280
Long Island, NY, Electric Revenue, Electric Power Authority, Series C, 5.5%, 9/1/2021	1,250,000	1,291,275
Long Island, NY, Electric Revenue, Power Authority:
Series A, 5.0%, 12/1/2018	4,000,000	4,097,800
Series A, ETM, 5.5%, 12/1/2013	3,000,000	3,400,980
Zero Coupon, 6/1/2012	10,000,000	6,979,900
Zero Coupon, 6/1/2014	2,115,000	1,323,673
Monroe County, County (GO) Lease, 6.0%, 3/1/2015	1,250,000	1,421,175
Monroe County, County GO:
6.0%, 3/1/2013	1,050,000	1,190,091
6.0%, 3/1/2014	1,040,000	1,179,246
6.0%, 3/1/2017	1,410,000	1,603,128
6.0%, 3/1/2018	1,130,000	1,283,872
Montgomery, NY, School District GO, Valley Central School District, 7.15%, 6/15/2008 (b)	625,000	745,531
Nassau County, County GO, Series F, 7.0%, 3/1/2010	4,445,000	5,325,999
Nassau County, Sales & Special Tax Revenue, Interim Finance Authority, Series A, 5.75%, 11/15/2015	1,500,000	1,635,945
New York, Environmental Pollution Control Revenue, Prerefunded, 6.9%, 5/15/2015	375,000	408,776
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011 (b)	200,000	250,824
New York, County (GO) Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,745,092
New York, Higher Education Revenue, Dormatory Authority: Series 1, 5.5%, 7/1/2040 (b)	5,000,000	5,428,400
Series C, 5.75%, 5/15/2017	2,000,000	2,276,720
Series C, 7.375%, 5/15/2010	785,000	932,101
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	264,564
Series B, 7.5%, 5/15/2011	675,000	815,623
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	405,486
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (b)	900,000	1,046,295
6.0%, 7/1/2021 (b)	850,000	981,835
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,081,900
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (b)	790,000	793,531
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (b)	1,375,000	1,480,366
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (b)	1,000,000	1,088,860
Series 1, 5.5%, 7/1/2031 (b) (d)	6,500,000	7,057,375
Series A, 5.75%, 7/1/2027 (b)	3,000,000	3,355,140
Series A, 6.0%, 7/1/2019 (b)	3,930,000	4,565,559
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (b)	5,000	5,884
6.5%, 7/1/2011 (b)	760,000	899,346
6.5%, 7/1/2012 (b)	500,000	595,960
New York, Higher Education Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (b)	1,000,000	1,076,830
New York, Higher Education Revenue, Urban Development Corp., Syracuse University Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	4,918,995
5.5%, 1/1/2017	4,890,000	5,317,142
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (b)	1,825,000	2,051,099
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute: Series C, 5.5%, 7/1/2023 (b)	3,000,000	3,232,500
5.75%, 7/1/2020 (b)	2,960,000	3,316,769
New York, Industrial Development Revenue, State Energy Research and Development Authority, Series C, 3.15%*, 6/1/2029 (c)	400,000	400,000
New York, Multi Family Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	1,330,000	1,345,189
New York, Pollution Control Revenue, 6.9%, 5/15/2015	200,000	215,882
New York, Sales & Special Tax Revenue, 5.375%, 3/15/2020	3,000,000	3,150,690
New York, Sales & Special Tax Revenue, Local Government Assistance Corp., Series C, 5.5%, 4/1/2017	6,000,000	6,595,140
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016	2,000,000	2,217,340
New York, Sales & Special Tax Revenue, Personal Income Tax, Series A, 5.375%, 3/15/2018	2,500,000	2,652,775
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2020	1,960,000	2,081,285
New York, Sales & Special Tax Revenue, Urban Development Corp., Series A, 5.375%, 3/15/2016	1,000,000	1,072,840
New York, Senior Care Revenue, Dormitory Authority, Inverse Floater, Series 310, 144A, 11.24%**, 2/15/2010 (b)	2,500,000	3,278,675
New York, State (GO) Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2013 (b)	4,100,000	4,628,777
5.75%, 7/1/2018	2,250,000	2,558,475
Series D, ETM, 7.0%, 7/1/2009	2,200,000	2,500,762
New York, State (GO) Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016	105,000	130,131
New York, State (GO) Lease, Dormitory Authority, State University Educational Facilities, 5.875%, 5/15/2017 (b)	2,325,000	2,677,679
New York, State (GO) Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	3,901,932
New York, State (GO) Lease, Dormitory Authority, Cornell University, Series B, 0.83%*, 7/1/2025	3,400,000	3,400,000
New York, State (GO) Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,494,317
New York, State (REV) Lease, Urban Development Corp., Correctional Capital Facilities, 5.125%, 4/1/2016 (b)	2,525,000	2,659,810
New York, State Agency (GO) Lease, Dormitory Authority, City University System:
5.625%, 7/1/2016 (b)	1,100,000	1,240,844
Series A, 5.75%, 7/1/2009 (b)	1,000,000	1,137,630
Series A, 5.75%, 7/1/2018 (b)	2,000,000	2,262,560
New York, State Agency (GO) Lease, Dormitory Authority, State University Educational Facilities:
Prerefunded, 5.25%, 5/15/2018 (b)	3,000,000	3,365,820
Series B, 5.375%, 7/1/2019	1,980,000	2,067,160
Series A, 5.875%, 5/15/2011	2,250,000	2,546,213
New York, State Agency (GO) Lease, Thruway Authority, Capital Appreciation, Zero Coupon, Series A, 1/1/2006	2,905,000	2,748,943
New York, State Agency (GO) Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014	2,000,000	2,222,320
New York, State Agency (REV) Lease, Local Government Assistance Corp., Series E, 5.25%, 4/1/2016 (b)	1,185,000	1,291,709
New York, State Agency (REV) Lease, Urban Development Corp., Correctional Facilities, Series B, 5.25%, 1/1/2013 (b)	1,700,000	1,832,430
New York, State GO, Personal Income Tax, 5.25%, 4/1/2013 (b)	970,000	1,046,998
New York, State GO, Tobacco Settlement Funding Corp, Series A-1, 5.5%, 6/1/2019	6,000,000	6,179,820
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority, Series A, 5.25%, 1/1/2018	2,000,000	2,092,600
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, 144A, 9.96%**, 11/15/2017 (b)	5,000,000	5,892,200
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series Q, ETM, 5.125%, 7/1/2012 (b)	5,000,000	5,418,400
Series C, Prerefunded, 5.125%, 7/1/2013	1,220,000	1,340,487
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority:
Series Y, ETM, 6.125%, 1/1/2021	7,205,000	8,409,964
5.0%, 11/15/2021	6,000,000	6,045,840
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (b)	3,695,000	4,321,376
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water and Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,347,074
Series C, 5.25%, 6/15/2015	5,330,000	5,719,996
Series B, 5.25%, 6/15/2016	6,000,000	6,424,680
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	90,000	90,358
New York and New Jersey, Port Authority Revenue, Special Obligation, Series 4, AMT, 7.0%, 10/1/2007	2,400,000	2,507,496
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015	845,000	898,505
New York, NY, Core City GO:
Series H, 5.125%, 8/1/2018 (b)	3,405,000	3,510,793
Series D, 5.25%, 2/1/2021 (b)	4,000,000	4,145,720
Series H, 6.0%, 8/1/2014	2,500,000	2,707,600
Series A, 6.25%, 8/1/2009	5,175,000	5,735,246
Series B, 7.25%, 8/15/2007	2,250,000	2,605,973
New York, NY, Core City GO, Public Improvement:
Series I, 6.0%, 4/15/2009	2,000,000	2,184,360
Series B, 8.25%, 6/1/2006	2,750,000	3,166,460
New York, NY, Core City GO, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	1,190,000	1,283,439
New York, NY, Core City GO, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,600,320
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	1,765,340
New York, NY, Industrial Development Revenue, Industrial Development Agency, Series B, 0.83%*, 6/1/2032 (c)	1,000,000	1,000,000
New York, NY, Metropolitan Transportation Authority, Series C, Prerefunded, 5.125%, 7/1/2013	2,780,000	3,067,396
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater New York Project:
5.8%, 8/1/2016	1,000,000	1,053,640
5.85%, 8/1/2008	600,000	655,560
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series C, 5.0%, 5/1/2017	4,000,000	4,129,600
Series A, 5.25%, 11/15/2013	500,000	540,160
Series A, Prerefunded, 5.75%, 8/15/2011	3,000,000	3,480,900
Series B, 6.125%, 11/15/2014	355,000	404,636
New York, NY, Transportation/Tolls Revenue, Thru-way Authority, Series A, 5.0%, 3/15/2021 (b)	2,000,000	2,028,000
New York, NY, Transportation/Tolls Revenue, Transitional Finance Authority, Series B, 5.0%, 11/1/2027	5,000,000	4,927,200
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Inverse Floater, Rites-PA 838, 144A, 9.92%**, 12/15/2009	5,000,000	5,862,200
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	2,632,500
Niagara County, County GO, 7.1%, 2/15/2011 (b)	500,000	608,525
Niagara County, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%, 11/15/2024	3,760,000	3,864,716
Niagara Falls, NY, Other GO, Water Treatment Plant, AMT:
7.0%, 11/1/2012 (b) (d)	1,000,000	1,080,400
7.25%, 11/1/2011 (b)	215,000	261,859
8.5%, 11/1/2005 (b)	2,140,000	2,448,952
8.5%, 11/1/2006 (b)	1,240,000	1,476,778
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (b) (d)	10,720,000	11,740,758
North Babylon, NY, School District GO, Unified Free School District, 5.25%, 1/15/2016 (b)	1,605,000	1,710,882
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013	500,000	548,495
5.5%, 4/1/2014	1,000,000	1,095,380
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	2,000,000	1,750,460
5.7%, 1/1/2028	3,750,000	3,053,025
Shenendehowa, NY, School District GO, Central School District, Clifton Park:
6.85%, 6/15/2008 (b)	350,000	417,147
6.85%, 6/15/2009 (b)	350,000	422,817
Tompkins County, Higher Education Revenue, Industrial Development Agency, Cornell University, Prerefunded 6.0%, 7/1/2017	1,100,000	1,285,922
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.,:
Zero Coupon, Series B, 1/15/2007 (b)	650,000	598,020
Zero Coupon, Series B, 7/15/2007 (b)	650,000	588,783
Zero Coupon, Series B, 1/15/2008 (b)	750,000	661,725
		324,180,716
Puerto Rico 9.5%
Puerto Rico, Electric Revenue, Electric Power Authority:
5.375%, 7/1/2016	6,500,000	7,146,360
6.0%, 7/1/2012 (b)	4,020,000	4,670,275
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.0%, 7/1/2018	2,750,000	3,214,063
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Inverse Floater, Rites-PA 645A, 144A, 10.47%**, 8/1/2012	1,500,000	1,865,430
Puerto Rico, Sales & Special Tax Revenue, Public Improvements, Inverse Floater, Rites-PA 944B, 144A, 9.97%**, 7/1/2016 (b)	3,375,000	4,102,144
Puerto Rico, Special Assessment Revenue, Childrens Trust Fund, 5.5%, 5/15/2039	4,000,000	3,231,160
Puerto Rico, State GO, Public Improvements, 5.5%, 7/1/2013 (b)	5,000,000	5,626,450
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Series E, 5.5%, 7/1/2019	4,000,000	4,446,960
		34,302,842
Virgin Islands 0.9%
Virgin Islands, State Agency (GO) Lease, Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,221,220
Total Investment Portfolio - 100.0% (Cost $337,681,668) (a)		361,704,778

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of August 31, 2003.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $21,000,649 and aggregating 5.7% of net assets, are shown at their current rate as of August 31, 2003.
(a) The cost for federal income tax purposes was $337,374,179. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $24,330,599. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,782,449 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,451,850.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
MBIA	Municipal Bond Investors Assurance

At August 31, 2003, insurance concentrations greater than 10% of the total Investment Portfolio were MBIA (14%) and AMBAC (13%).

(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At August 31, 2003 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2003, open futures contracts were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 year CBT Swap Future	9/15/2003	214	25,043,404	23,098,625	1,944,779
10 year CBT US Treasury Note	9/19/2003	274	31,031,341	30,559,563	471,778
Total net unrealized appreciation on open futures contracts					2,416,557

At August 31, 2003, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
10/14/2003 10/14/2011	10,000,000+	Fixed-3.431%	USD-Floating BMA Index	215,000
10/9/2003 10/9/2011	10,000,000++	Fixed-3.485%	USD-Floating BMA Index	170,000
Total net unrealized appreciation on open interest rate swaps				385,000

Counter Parties

+ JPMorgan Chase Bank
++ Merrill Lynch Capital Services, Inc.
BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investments in securities, at value (cost $337,681,668)	$ 361,704,778
Cash	8,096
Receivable for investments sold	600,000
Interest receivable	4,603,202
Receivable for Fund shares sold	467,366
Receivable for daily variation margin on open futures contracts	91,500
Net unrealized appreciation on interest rate swaps	385,000
Total assets	367,859,942
Liabilities
Dividends payable	258,415
Payable for Fund shares redeemed	102,643
Accrued management fee	172,960
Other accrued expenses and payables	89,611
Total liabilities	623,629
Net assets, at value	$ 367,236,313
Net Assets
Net assets consist of: Undistributed net investment income	156,950
Net unrealized appreciation (depreciation) on: Investments	24,023,110
Futures	2,416,557
Interest rate swaps	385,000
Accumulated net realized gain (loss)	(4,372,526)
Paid-in capital	344,627,222
Net assets, at value	$ 367,236,313

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($169,138,605 / 15,545,795 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.88
Maximum offering price per share (100 / 95.5 of $10.88)	$ 11.39
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,498,691 / 963,551 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.90
Class C
Net Asset Value, and redemption price (subject to contingent deferred sales charge) per share ($5,149,706 / 473,507 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.88
Maximum offering price per share (100 / 99.00 of $10.88)	$ 10.99
Class S Net Asset Value, offering and redemption price per share ($182,449,311 / 16,771,669 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Income: Interest	$ 19,539,365
Expenses: Management fee	2,094,389
Administrative fee	540,141
Distribution service fees	472,265
Trustees' fees and expenses	28,954
Other	8,920
Total expenses, before expense reductions	3,144,669
Expense reductions	(1,679)
Total expenses, after expense reductions	3,142,990
Net investment income (loss)	16,396,375
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,575,821
Futures	(3,134,755)
Interest rate swaps	(1,269,675)
(828,609)
Net unrealized appreciation (depreciation) during the period on: Investments	(11,511,464)
Futures	3,249,007
Interest rate swaps	1,047,400
(7,215,057)
Net gain (loss) on investment transactions	(8,043,666)
Net increase (decrease) in net assets resulting from operations	$ 8,352,709

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income	$ 16,396,375	$ 16,890,369
Net realized gain (loss) on investment transactions	(828,609)	6,653,070
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,215,057)	(3,550,097)
Net increase (decrease) in net assets resulting from operations	8,352,709	19,993,342
Distributions to shareholders from: Net investment income: Class A	(7,518,091)	(7,969,104)
Class B	(369,708)	(441,655)
Class C	(172,083)	(157,291)
Class S	(8,243,153)	(8,317,426)
Fund share transactions: Proceeds from shares sold	31,426,237	75,223,507
Reinvestment of distributions	10,892,638	11,046,834
Cost of shares redeemed	(58,369,210)	(91,855,932)
Net increase (decrease) in net assets from Fund share transactions	(16,050,335)	(5,585,591)
Increase (decrease) in net assets	(24,000,661)	(2,477,725)
Net assets at beginning of period	391,236,974	393,714,699
Net assets at end of period (including undistributed net investment income of $156,950 and $70,589, respectively)	$ 367,236,313	$ 391,236,974

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 11.03	$ 10.39	$ 10.22	$ 11.11
Income (loss) from investment operations: Net investment income	.46	.47	.47	.47	.49
Net realized and unrealized gain (loss) on investment transactions	(.24)	.09	.64	.17	(.63)
Total from investment operations	.22	.56	1.11	.64	(.14)
Less distributions from: Net investment income	(.46)	(.47)	(.47)	(.47)	(.49)
Net realized gains on investment transactions	-	-	-	-	(.26)
Total distributions	(.46)	(.47)	(.47)	(.47)	(.75)
Net asset value, end of period	$ 10.88	$ 11.12	$ 11.03	$ 10.39	$ 10.22
Total Return (%)[b]	1.99	5.31	10.91	6.50	(1.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	183	188	201	236
Ratio of expenses before expense reductions (%)	.85	.85	.94[c]	.89	.88
Ratio of expenses after expense reductions (%)	.85	.85	.92[c]	.88	.88
Ratio of net investment income (%)	4.18	4.36	4.39	4.68	4.49
Portfolio turnover rate (%)	24	24	17	26	69
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001. The effect of this change did not impact the ratio of net investment income to average net assets. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .93% and .92%, respectively.

Class B
Years Ended August 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.13	$ 11.04	$ 10.40	$ 10.23	$ 11.13
Income (loss) from investment operations: Net investment income	.37	.38	.39	.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.23)	.09	.64	.17	(.64)
Total from investment operations	.14	.47	1.03	.55	(.25)
Less distributions from: Net investment income	(.37)	(.38)	(.39)	(.38)	(.39)
Net realized gains on investment transactions	-	-	-	-	(.26)
Total distributions	(.37)	(.38)	(.39)	(.38)	(.65)
Net asset value, end of period	$ 10.90	11.13	$ 11.04	$ 10.40	$ 10.23
Total Return (%)[b]	1.22	4.41	10.07	5.60	(2.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	14	12	14
Ratio of expenses before expense reductions (%)	1.71	1.71	1.73[c]	1.71	1.73
Ratio of expenses after expense reductions (%)	1.71	1.71	1.70[c]	1.70	1.73
Ratio of net investment income (%)	3.32	3.51	3.60	3.86	3.64
Portfolio turnover rate (%)	24	24	17	26	69
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.50% to 3.51%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.71% and 1.70%, respectively.

Class C
Years Ended August 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.11	$ 11.02	$ 10.38	$ 10.21	$ 11.10
Income (loss) from investment operations: Net investment income	.37	.38	.39	.39	.40
Net realized and unrealized gain (loss) on investment transactions	(.23)	.09	.64	.17	(.63)
Total from investment operations	.14	.47	1.03	.56	(.23)
Less distributions from: Net investment income	(.37)	(.38)	(.39)	(.39)	(.40)
Net realized gains on investment transactions	-	-	-	-	(.26)
Total distributions	(.37)	(.38)	(.39)	(.39)	(.66)
Net asset value, end of period	$ 10.88	$ 11.11	$ 11.02	$ 10.38	$ 10.21
Total Return (%)[b]	1.24	4.41	10.16	5.64	(2.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4	4	4
Ratio of expenses before expense reductions (%)	1.68	1.69	1.73[c]	1.70	1.71
Ratio of expenses after expense reductions (%)	1.68	1.69	1.68[c]	1.69	1.71
Ratio of net investment income (%)	3.35	3.53	3.62	3.87	3.65
Portfolio turnover rate (%)	24	24	17	26	69
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.52% to 3.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.68%, respectively.

Class S
Years Ended August 31,	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 11.03	$ 10.73
Income (loss) from investment operations: Net investment income	.48	.49	.10
Net realized and unrealized gain (loss) on investment transactions	(.24)	.08	.30
Total from investment operations	.24	.57	.40
Less distributions from: Net investment income	(.48)	(.48)	(.10)
Net asset value, end of period	$ 10.88	$ 11.12	$ 11.03
Total Return (%)	2.15	5.48	3.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182	191	188
Ratio of expenses before expense reductions (%)	.70	.69	.75*
Ratio of expenses after expense reductions (%)	.70	.69	.72*
Ratio of net investment income (%)	4.33	4.53	4.50*
Portfolio turnover rate (%)	24	24	17
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.52% to 4.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $1,750,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009, whichever occurs first, which may be subject to certain limitation under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2003 the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 423,011
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,750,000)
Net unrealized appreciation (depreciation) on investments	$ 24,330,599

In addition, during the years ended August 31, 2003 and August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

	2003	2002
Distributions from tax-exempt income	$ 16,303,035	$ 16,885,476

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $92,401,292 and $109,810,833, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.125%, 0.175%, 0.15% and 0.15% of average daily net assets for Class A, B, C and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 225,897	$ 18,636
Class B	19,604	1,670
Class C	7,762	687
Class S	286,878	24,518
	$ 540,141	$ 45,511

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class B	$ 84,018	$ 7,320
Class C	38,810	3,355
	$ 122,828	$ 10,675

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class A	$ 311,214	$ 26,951.17%
Class B	26,145	2,079.23%
Class C	12,078	983.23%
	$ 349,437	$ 30,013

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the year ended August 31, 2003 aggregated $18,634 and $200, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and C shares was $12,686 and $1,508, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,679 for the custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,013,658	$ 11,298,609	4,540,086	$ 49,317,628
Class B	199,939	2,237,273	200,182	2,182,365
Class C	179,822	2,006,081	115,971	1,252,552
Class S	1,433,022	15,884,274	2,071,203	22,470,962
		$ 31,426,237		$ 75,223,507
Shares issued to shareholders in reinvestments of distributions
Class A	435,617	$ 4,836,926	444,445	$ 4,812,130
Class B	19,718	219,160	23,631	256,153
Class C	12,352	137,029	11,770	127,444
Class S	513,451	5,699,523	540,499	5,851,107
		$ 10,892,638		$ 11,046,834
Shares redeemed
Class A	(2,408,090)	$ (26,872,192)	(5,548,859)	$ (60,338,906)
Class B	(357,846)	(4,003,590)	(350,620)	(3,808,512)
Class C	(161,894)	(1,789,597)	(47,931)	(521,972)
Class S	(2,319,209)	(25,703,831)	(2,505,867)	(27,186,542)
		$ (58,369,210)		$ (91,855,932)
Net increase (decrease)
Class A	(958,815)	$ (10,736,657)	(564,328)	$ (6,209,148)
Class B	(138,189)	(1,547,157)	(126,807)	(1,369,994)
Class C	30,280	353,513	79,810	858,024
Class S	(372,736)	(4,120,034)	105,835	1,135,527
		$ (16,050,335)		$ (5,585,591)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of Scudder State Tax-Free Income Series and Shareholders of Scudder New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New York Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New York Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 10, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2003, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Philip G. Condon (53) Vice President, 1997-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KNTAX	KNTBX	KNTCX
CUSIP Number	811-204403	811-204858	811-204841
Fund Number	26	226	326

Scudder Class S Shareholders
Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
Class S
Nasdaq Symbol	SNWYX
Fund Number	326

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  August 31,  2003,  the  Scudder New York  Tax-Feee
Income  Fund has  adopted a code of ethics,  as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial  Officer.  A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New York Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder New York Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------